UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 8, 2022 (July 5, 2022)
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Commission File Number: 0-26640

POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		36-3943363
(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)		Identification No.)

109 Northpark Boulevard,
Covington,	Louisiana	70433-5001
(Address of principal executive offices)		(Zip Code)
(985) 892-5521
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	POOL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On July 5, 2022, the Board of Directors of Pool Corporation (the Board) increased the size of the Board from nine to ten members and appointed Carlos A. Sabater to serve as a director upon recommendation of the Nominating and Corporate Governance Committee. The Board appointed him to serve effective July 5, 2022, until the 2023 annual meeting of shareholders, at which time he will stand for election by Pool Corporation's shareholders. Pursuant to the Board's standard compensation policy for non-employee directors, Mr. Sabater will receive a pro-rated non-employee director annual cash retainer.

Mr. Sabater, 63, is a certified public accountant with nearly 40 years of leadership, accounting and financial expertise. He is a member of the Board of Directors of KBR, Inc., where he serves on the Audit Committee and Nominating and Corporate Governance Committee, and a member of the Board of Directors of PDC Energy, Inc., where he serves on the Audit Committee and Compensation Committee. Mr. Sabater retired as a senior global partner with Deloitte & Touche LLP (“Deloitte”) in 2020. During his tenure at Deloitte from 1984 to 2020, Mr. Sabater served in various senior leadership and operational roles, including CEO for both the United States and global audit practices. He received his B.B.A. from Florida International University.

No family relationships exist between Mr. Sabater and any of the Company's other directors, executive officers or any other person that would require disclosure under Item 401(d) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”). The Company has not engaged in any transaction in which Mr. Sabater had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1	Press release issued by Pool Corporation on July 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President and Chief Financial Officer

Dated: July 8, 2022